Exhibit 10-M-4


                         AMENDMENT TO FORD MOTOR COMPANY
                          1990 LONG-TERM INCENTIVE PLAN
                          -----------------------------
      (Effective as of January 1, 1998, subject to shareholder approval of terms of options and stock awards under 1998 Long-Term Incentive Plan)



Paragraph (a) of Article 14 of the Plan is amended to read as follows:

     "14. (a) Term. The Plan shall terminate as of January 1, 1998 except with respect to Plan Awards then outstanding."